UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 27, 2005


                             CHARMING SHOPPES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


       PENNSYLVANIA               000-07258                       23-1721355
       ------------               ---------                       ----------
(State or other jurisdiction     (Commission                    (IRS Employer
      of incorporation)          File Number)                Identification No.)


      450 WINKS LANE, BENSALEM, PA                                      19020
      ----------------------------                                      -----
(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (215) 245-9100
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simul-taneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

         On January 27, 2005, the Company issued a press release providing a sales and earnings outlook for the fiscal year ending January 28, 2006 and the first quarter ending April 30, 2005. The press release is attached as Exhibit 99 to this Report. The internet web address ("URL") included in the press release is an inactive textual reference only, and the information set forth therein is expressly not incorporated by reference in this Report.


Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit No.        Description
   99              Charming Shoppes, Inc. press release dated January 27, 2005











































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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHARMING SHOPPES, INC.
                                   ----------------------
                                   (Registrant)

Date: January 27, 2005
                                    /S/ ERIC M. SPECTER
                                   ----------------------
                                   Eric M. Specter
                                   Executive Vice President
                                   Chief Financial Officer



































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                                  EXHIBIT INDEX


Exhibit No.        Description
     99            Charming Shoppes, Inc. press release dated January 27, 2005